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                                                                   EXHIBIT 10.19






                              CONSENT AND AMENDMENT


        CONSENT AND AMENDMENT (this "Consent and Amendment"), dated as of December 31, 1998, to the SECURITIES PURCHASE AGREEMENT dated as of August 31, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Purchase Agreement") among Nextera Enterprises L.L.C. (the "Company"), Nextera Funding, Inc. (the "Purchaser"), Nextera Enterprises, Inc. ("Newco") and Knowledge Universe, Inc.. ("KU").


                              W I T N E S S E T H:

        WHEREAS, the Company has requested the Purchaser to amend certain provisions of the Purchase Agreement upon the terms and conditions set forth herein; and

        WHEREAS, the Company has requested the Purchaser to consent to certain transactions upon the terms and conditions set forth herein;

        NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

        1. Defined Terms. Terms defined in the Purchase Agreement and used herein shall have the meanings given to them in the Purchase Agreement.

        2. Consents. Purchaser is willing to consent to the following upon and subject to the terms and conditions set forth below:

               (a) The contribution by the Company of its membership interest in SGM Consulting LLC (d/b/a Sigma Consulting) ("SGM") and the subsequent liquidation of SGM into Symmetrix, Inc. pursuant to the Contribution Agreement dated as of December 31, 1998 among SGM and the Company. Symmetrix shall subsequently change its name on or after January 1, 1999 to "Nextera Business Performance Solutions Group, Inc."

               (b) The transfer of all the ownership interests in the Company to Newco on the date hereof and the subsequent dissolution of the Company



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        pursuant to the Share Exchange Agreement dated as of August 31, 1998 by and among the Company, Newco, the shareholders of Sibson & Company, Inc., the shareholders of SC2, Inc. and certain shareholders of Sibson Acquisition Co.

               (c) In connection with the Contribution Agreement dated as of December 31, 1998 by and among the Company, Lexecon Inc. ("Lexecon") and the shareholders of Lexecon identified on Exhibit A thereto, the shareholders of all of the outstanding capital stock of Lexecon will contribute such stock to the Company in exchange for (i) the issuance by the Company of 2,816,000 shares of its Class A Common Stock and (ii) $31,152,000 in cash.

        3. Amendments. (a) Section 1.1 of the Purchase Agreement is hereby amended by adding at the end of the definition of "Commitment" the following:
"and the KU Commitment".

               (b) Section 1.1 of the Purchase Agreement is hereby amended by changing the definition of "Company" from "Nextera Enterprises, L.L.C., a Delaware limited liability company" to "Nextera Enterprises, Inc., a Delaware corporation".
               (c) Section 1.1 of the Purchase Agreement is hereby amended by adding at the end of the definition of "Engagement Letter" the following: "and the letter agreement dated as of December 31, 1998 between the Company and DLJSC".

               (d) Section 1.1 of the Purchase Agreement is hereby amended by changing the definition of "Maturity Date" from "March 1, 1999" to "April 30, 1999".

               (e) Section 1.1 of the Purchase Agreement is hereby amended to add the following definitions in the proper alphabetical order:

               "Consent and Amendment" means the Consent and Amendment dated as of December 31, 1998 among Nextera Enterprises L.L.C., Nextera Funding, Inc., Nextera Enterprises, Inc. and Knowledge Universe, Inc.

               "KU" mean Knowledge Universe, Inc.

               "KU Commitment" means the obligation of KU to purchase Notes hereunder in an aggregate principal amount of up to $37,500,000 to be the first funds






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advanced pursuant to the Second Takedown and to be used in connection with the
Lexecon Acquisition.

               "Lexecon Acquisition" means the acquisition by the Company of the stock Lexecon Inc. as described in the Consent and Amendment.

               (f) Section 2.1 of the Purchase Agreement is hereby amended by changing the reference to "and Purchaser agrees to purchase, Notes in an aggregate amount not to exceed $40,000,000" to the following: "and Purchaser and KU each agree to purchase, Notes in the aggregate amount not to exceed $77,500,000".

               (g) Section 2.6 of the Purchase Agreement is hereby amended by adding at the end of the first sentence of clause (b) the following: "; provided, however, that notwithstanding anything to the contrary in this Section 2.6(b), on and after December 31, 1998 the interest shall be payable at the rate of 12% per annum."

               (h) Section 5.2(a) of the Purchase Agreement is hereby amended by deleting the phase "Delphi Acquisition" and substituting in lieu thereof the phrase "Lexecon Acquisition".

               (i) Article 6 of the Purchase Agreement is hereby amended to add the following new section: "Section 6.21 KU Debt. The documents evidencing the KU Debt shall be amended (as so amended, the "KU Documents") by the Company and KU by no later than January 15, 1998 to provide that the obligations covered thereunder shall, upon the occurrence of any notice of Default from Purchaser hereunder, either be (i) moved up in the Company's capital structure to a holding company level or at KU's election, (ii) exchanged for preferred stock of the Company on terms essentially equivalent to those of the KU Debt and with a liquidation preference until all amounts owed to the Purchaser are paid in full at which time the terms can change, and such KU Documents shall be satisfactory to the Purchaser in its sole discretion."

               (j) Section 6.1 of the Purchase Agreement is hereby amended (including grammatically as necessary) to add the following new subsection (l):
"(l) promptly at the end of each calendar month, monthly financial data of the Company and its Subsidiaries for the preceding month (including without limitation, income statements, balance sheets and backlog on a consolidated and business unit basis) in form and substance satisfactory to Purchaser."






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        4. Effective Date. This Consent and Amendment shall become effective on the date (the "Effective Date") on which:

               (a) the Company and the Purchaser shall have duly executed and delivered to the Purchaser this Consent and Amendment and all other documents required by Purchaser to be executed in connection with this Consent and Amendment, including, without limitation, those items listed on Schedule I hereto;

               (b) KU shall have entered into an Assignment Agreement with the Purchaser in form and substance satisfactory to the Purchaser, the form of which is attached hereto;

               (c) KU shall have provided evidence satisfactory to the Purchaser of its willingness to fund up to $37,500,000 pursuant to the Purchase Agreement in connection with the Second Takedown and that such funds shall be used first in connection with the Second Takedown;

               (d) Purchaser shall have received executed copies of one or more favorable opinions of counsel for each of the Company and KU, in form and substance satisfactory to Purchaser, dated as of the date hereof with respect to, among other things, the enforceability, validity and binding effect of this Consent and Amendment and the Assignment Agreement; and

               (e) Purchaser shall have received an originally executed copy of that certain letter agreement among DLJSC, the Company and the other parties thereto (the "Letter Agreement").

        5. Covenant. Purchaser agrees to amend the Financing Documents by January 8, 1999 as may be reasonably necessary to reflect KU's status as secured party thereunder.

        6. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Purchase Agreement and other Financing Documents are and shall remain in full force and effect.

        7. Governing Law. This Consent and Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.






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        8. Counterparts. This Consent and Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Consent and Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

        9. Representations and Warranties. The Company hereby represents and warrants that (a) each of the representations and warranties in Section 3 of the Purchase Agreement shall be, after giving effect to this Consent and Amendment, true and correct in all material respects as if made on and as of the date of the Initial Takedown (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Consent and Amendment, no Default or Event of Default shall have occurred and be continuing.


























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               IN WITNESS WHEREOF, the undersigned have caused this Consent and
Amendment to be executed and delivered by their duly authorized officers as of the date first above written.



                                            NEXTERA FUNDING, INC.

                                            By: /s/ Cameron Fleming
                                                -------------------------------
                                                 Name:  Cameron Fleming
                                                 Title: Vice President


                                            NEXTERA ENTERPRISES, L.L.C.


                                            By:  /s/ Stanley E. Maron
                                                -------------------------------
                                                 Name:  Stanley E. Maron
                                                 Title: Secretary


                                            NEXTERA ENTERPRISES, INC.


                                            By:  /s/ Stanley E. Maron
                                                -------------------------------
                                                 Name:  Stanley E. Maron
                                                 Title: Secretary


                                            KNOWLEDGE UNIVERSE, INC.


                                            By:  /s/ Stanley E. Maron
                                                -------------------------------
                                                 Name:  Stanley E. Maron
                                                 Title: Secretary














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                                    Schedule I


1)      Assignment Agreement between Purchaser and KU.

2) Secured Note by Newco in favor of KU in the aggregate amount of up to $37,500,000.

3)      Assumption Agreement entered into by Newco in favor of the Purchaser.

4) UCC-1 and UCC-3 financing statements as required by the transactions described in the Consent and Amendment.




























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